Promissory Note

U.S. $75,000	                                    November 01, 2010

FOR VALUE RECEIVED, the undersigned, Peer Review Mediation & Arbitration, Inc. (the "Borrower") hereby promises to pay Arnold J. Diamond (the "Lender"), the principal sum of sixty five thousand dollars ($75,000). The principal amount of the Note shall be due and payable in five (5) quarterly installments of fifteen thousand dollars ($15,000) first payment due January 15, 2011. The Note shall not bear interest. This Note may be prepaid at the option of the Borrower.

This Note shall be construed and enforced in accordance with the laws of the state of Florida, without regard to its conflicts of laws rules. Borrower waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default and enforcement of this Note.

This Note may not be changed, amended or modified except by agreement in writing signed by Borrower and the Lender.

Except as otherwise provided in this Note, all of the covenants, conditions, and provisions of this Note shall be binding upon the parties hereto and their respective heirs, personal representatives executors, administrators, successors, and assigns.

Should the Borrower default in payment, the Borrower shall pay all costs, expenses and all reasonable legal costs incurred by the Lender, for the purpose of collection of this Promissory Note and including reasonable collection charges should collection be referred to a
collection agency.   These costs will be added to the outstanding
principal and will become immediately due. Borrower grants a security interest in the assets of Key Vista PEO, Inc.

The parties acknowledge that no breach of any provision of the Note
shall be deemed waived unless evidenced in writing.   A waiver of any
one breach shall not be deemed a waiver of any other breach of the same or any other provision of the Note.

IN WITNESS WHEREOF, Borrower and Lender have caused this Note to be signed as of the day and year first above written.

BORROWER

Peer Review Mediation & Arbitration, Inc.

By:		 /s/Willis Hale
             --------------------
Name:		 Willis Hale


LENDER


By:		/s/Arnold J. Diamond
            ---------------------
Name:       Arnold J. Diamond